Supplement dated April 8, 2020
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
CTIVP ® - William Blair International Leaders Fund (the Fund)	5/1/2019
On March 17, 2020 the Fund's Board of Trustees approved the addition of a subadviser and changes to the Fund's principal investment strategies effective at a date to be determined (the Effective Date), which will be announced via a future supplement. As a result, on the Effective Date, Walter Scott & Partners Limited (Walter Scott) will assume day-to-day management of a portion of the Fund's portfolio. Accordingly, as of the Effective Date, the changes described in this Supplement, except as otherwise noted, are hereby made to the Fund’s Prospectus.
Also, effective May 1, 2020, in anticipation of the changes discussed above, the Fund’s name is changed to Variable Portfolio - Partners International Growth Fund. Accordingly, on May 1, 2020, all references in the Prospectus to CTIVP® - William Blair International Leaders Fund are hereby deleted and replaced with Variable Portfolio - Partners International Growth Fund.
The information under the subsection "Principal Investment Strategies” in the "Summary of CTIVP® - William Blair International Leaders Fund" section is hereby superseded and replaced with the following:
The Fund’s assets are primarily invested in equity securities of foreign issuers as well as depositary receipts. Equity securities include common stocks, preferred stocks, and securities convertible into common stock. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe. The Fund may also invest up to 20% of its net assets in securities that provide exposure to emerging markets. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services, industrials, and information technology sectors. Under normal circumstances, the Fund will emphasize investments in issuers that the portfolio managers consider to be “growth” companies.
The information under the subsection “Principal Risks” in the “Summary of CTIVP® - William Blair International Leaders Fund" section is hereby revised to remove Focused Portfolio Risk and to add Multi-Adviser Risk as follows:
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
The fourth paragraph under the subsection "Performance Information” in the “Summary of CTIVP® - William Blair International Leaders Fund" section is hereby superseded and replaced with the following:
The Fund’s performance prior to the Effective Date reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the subsection "Fund Management” in the “Summary of CTIVP® - William Blair International Leaders Fund" section is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Walter Scott & Partners Limited (Walter Scott)
Investment decisions for the Fund are made by Walter Scott’s investment team and ratified by the Investment Executive (IE). The investment team is overseen by Walter Scott’s Investment Management Committee (IMC). The following are members of Walter Scott’s IE. The IE ratifies all new purchase decisions and determines portfolio allocations. These individuals also have responsibility with the IMC.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Roy Leckie	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	the Effective Date
Charlie Macquaker	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	the Effective Date
Jane Henderson	Managing Director of Walter Scott	IE Member (portfolio management)	the Effective Date
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Subadviser: William Blair Investment Management, LLC (William Blair)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Simon Fennell	Partner of William Blair	Co-Portfolio Manager	May 2019
Kenneth McAtamney	Partner of William Blair	Co-Portfolio Manager	May 2019
The information under the subsection “Principal Investment Strategies” in the “More Information About CTIVP® - William Blair International Leaders Fund" section is hereby superseded and replaced with the following:
The Fund’s assets are primarily invested in equity securities of foreign issuers as well as depositary receipts. Equity securities include common stocks, preferred stocks, and securities convertible into common stock. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe. The Fund may also invest up to 20% of its net assets in securities that provide exposure to emerging markets. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services, industrials, and information technology sectors. Under normal circumstances, the Fund will emphasize investments in issuers that the portfolio managers consider to be “growth” companies.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers: Walter Scott & Partners Limited (Walter Scott) and William Blair Investment Management, LLC (William Blair) (Walter Scott and William Blair, each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each Subadviser acts independently of any other Subadviser and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.
Walter Scott
Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building its portion of the Fund’s portfolio from the bottom up through extensive fundamental research.
Walter Scott’s investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company’s income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of the operating margin, working capital management and the profitability and financing model of the company. Core to the analysis is thorough understanding of the cash generating strengths of a company and thereby a company’s ability to achieve self-financed growth so far as possible. If a company passes Walter Scott’s stringent financial criteria, Walter Scott then conducts a detailed investigation of the company’s products, cost and pricing, competition and industry position and outlook. Walter Scott will also typically meet with senior management of a company as part of the research process. The objective underlying all aspects of this extensive process is to understand whether the company has the ability to generate sustained growth in the future. In assessing the valuation of an individual stock, Walter Scott uses various measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. Walter Scott’s investment team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. A buy proposal requires the backing of the broad investment team while a sell decision requires only one dissenting voice.
Geographic and sector allocations are results of, not part of, Walter Scott’s investment process, because the investment team’s sole focus is on the analysis of and investment in individual companies. Walter Scott does not use benchmark indices as a tool for active portfolio management. Walter Scott believes that a patient investment approach is necessary to give the companies in which its portion of the Fund invests an opportunity to realize their growth potential and to allow for compounding of returns.
Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by its portion of the Fund if it becomes overweighted as determined by Walter Scott.
William Blair
In choosing investments for its portion of the Fund’s portfolio, William Blair performs fundamental company analysis and focuses on stock selection. William Blair generally seeks equity securities, including common stocks, of companies that it considers to be “leaders” as they are viewed to have had, historically, superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and are expected by William Blair to continue such performance. More specifically, companies sought are believed to exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses

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conservative accounting policies. Companies believed to have above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.
William Blair will vary the Fund’s sector and geographic diversification based upon its ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.
A holding becomes a potential sell candidate if it is believed to start showing deteriorating earnings trends, fundamentals, or an unjustifiably excessive valuation. Significant management/strategy changes, poor governance, excessive acquisitions, or a deterioration in short- and long-term growth expectations may also trigger a sale. Other sell triggers can include a violation of position size, region, sector, or capitalization constraints.
The information under the subsection “Principal Risks” in the “More Information About CTIVP® - William Blair International Leaders Fund" section is hereby revised to remove Focused Portfolio Risk and to add Multi-Adviser Risk as follows:
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
The information under the subsection "Portfolio Management" in the "More Information About CTIVP® - William Blair International Leaders Fund" section is hereby superseded and replaced with the following:
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with William Blair is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2019. A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Walter Scott will be available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2020.
The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
Subadvisers
Walter Scott, which has served as Subadviser to the Fund since the Effective Date, is located at One Charlotte Square, Edinburgh EH2 4DR, UK. Walter Scott, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Walter Scott is a non-bank subsidiary and 100% owned by The Bank of New York Mellon Corporation (BNY Mellon) and manages equity portfolios for institutional clients around the world, including public and private pension funds, endowments, foundations, family offices, insurers and financial organizations.
William Blair, which has served as Subadviser to the Fund since May 2019, is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. William Blair was founded in 1935 and provides investment management services to mutual funds, private and public pension funds, insurance companies, endowments, foundations and sovereign wealth funds.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

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Subadviser: Walter Scott & Partners Limited (Walter Scott)
Investment decisions for the Fund are made by Walter Scott’s investment team and ratified by the Investment Executive (IE). The investment team is overseen by Walter Scott’s Investment Management Committee (IMC). The following are members of Walter Scott’s IE. The IE ratifies all new purchase decisions and determines portfolio allocations. These individuals also have responsibility with the IMC.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Roy Leckie	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	the Effective Date
Charlie Macquaker	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	the Effective Date
Jane Henderson	Managing Director of Walter Scott	IE Member (portfolio management)	the Effective Date
Mr. Leckie began his investment career in 1995 when he joined Walter Scott. He has a B.Sc. in statistics from the University of Glasgow.
Mr. Macquaker began his investment career in 1991 when he joined Walter Scott. He has a B.Sc. in European studies from the University of Buckingham.
Ms. Henderson began her investment career in 1995 when she joined Walter Scott. She has a B.Sc. in marine and environmental biology from the University of St. Andrews.
Subadviser: William Blair Investment Management, LLC (William Blair)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Simon Fennell	Partner of William Blair	Co-Portfolio Manager	May 2019
Kenneth McAtamney	Partner of William Blair	Co-Portfolio Manager	May 2019
Mr. Fennell joined William Blair in 2011. Mr. Fennell began his investment career in 1997 and earned an M.A. from the University of Edinburgh and an M.B.A. from the Johnson Graduate School of Management, Cornell University.
Mr. McAtamney joined William Blair in 2005. Mr. McAtamney began his investment career in 1997 and earned a B.A. in finance from Michigan State University and an M.B.A. from Indiana University.
Shareholders should retain this Supplement for future reference.
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